                                                                   EXHIBIT 99.27


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:

Great Hawaiian Properties Corporation,


                                                        Case Number 01-10971 EIK

                    Debtor.                             Chapter 11



                       SCHEDULE OF ASSETS AND LIABILITIES
                    DECLARATION UNDER PENALTY OF PERJURY OF
                RANDALL L. TALCOTT, ON BEHALF OF THE CORPORATION

         I, Randall L. Talcott, Vice President -- Finance of Great Hawaiian Properties Corporation, the above-captioned debtor and debtor in possession (the "Debtor"), declare under penalty of perjury that I have read the following Summary of Schedules and Schedule A, B, D, E, F, G and H (collectively, the "Schedules"), and that they are true and correct to the best of my knowledge, information and belief. Although every effort has been made to make the Schedules accurate and complete, because of the magnitude and complexity of the task, inadvertent errors and omissions may exist.


Dated: January 2002                    /s/ Randall L. Talcott
                                       -----------------------------------------
                                       Randall L. Talcott
                                       Vice President -- Finance
                                       Great Hawaiian Properties Corporation
                                       Two North Riverside Plaza
                                       Chicago, IL 60606-2609

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT HAWAIIAN PROPERTIES CORPORATION          Case Number: 01-10971(EIK)

                       SCHEDULE OF ASSETS AND LIABILITIES

Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the"Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to amend these Schedules of Assets and Liabilities as additional information becomes available.

Certain information set forth in these Schedules of Assets and LIabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing these Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT HAWAIIAN PROPERTIES CORPORATION               Case No:01-10971(EIK)

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached. Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.

                                                           ATTACHED
       NAME OF SCHEDULE                                     (YES/NO)             ASSETS                       LIABILITIES
A.  Real Property                                             Yes            $         0.00

B.  Personal Property                                         Yes            $53,677,767.57

D.  Creditors Holding Secured Claims                          Yes                                            $         0.00

E.  Creditors Holding Unsecured Priority Claims               Yes                                            $   144,131.54

F.  Creditors Holding Unsecured Nonpriority Claims            Yes                                            $33,008,524.79

G.  Executory Contracts and Unexpired Leases                  Yes

 H.  Codebtors                                                Yes

  EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)                    No

J.  Current Expenditure of Individual Debtor(s)               No

               TOTALS                                                         $53,677,767.57                 $33,152,656.33

GREAT HAWAIIAN PROPERTIES CORPORATION                             01-10971 (EIK)
               Debtor                                                Case No.

                           SCHEDULE A - REAL PROPERTY

         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.

                                  See Attached

                         UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF DELAWARE

GREAT HAWAIIAN PROPERTIES CORPORATION                             01-10971 (EIK)
               Debtor                                                Case No.

                           SCHEDULE A - REAL PROPERTY

                                                                        Net Book Value
                                                                        of Debtor's Interest
                                                                        in Property, Without
                                                                        Deducting any Secured
Description and Location            Nature of Debtor's                  Claim or Exemption                  Amount of
of Property                         Interest in Property                                                    Secured Claim
           -None-

                                             Total Debtor -

                                 Total -

GREAT HAWAIIAN PROPERTIES CORPORATION                             01-10971 (EIK)
               Debtor                                                Case No.

                         SCHEDULE B - PERSONAL PROPERTY

         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."

                                  See Attached

                         UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF DELAWARE

In re: GREAT HAWAIIAN PROPERTIES CORPORATION             Case No: 01-10971 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                 DESCRIPTION AND LOCATION            NET BOOK
                                                                                 OF PROPERTY                         VALUE(*)
    TYPE OF PROPERTY                                                  NONE
1.  Cash on hand.                                                     X          NONE                                   $0.00

2.  Checking, savings or other financial accounts, certificates                  SEE EXHIBIT-B2                   $665,214.37
    of deposit, or shares in banks, savings and loan, thrift,
    building and loan, and homestead associations, or
    credit unions, brokerage houses, or cooperatives.

3.  Security deposits with public utilites, telephone                 X          NONE                                   $0.00
    companies, landlords and others.

4.  Household goods and furnishings, including audio, video           X          NONE                                   $0.00
    and computer equipment.

5.  Books, pictures and other art objects, antiques, stamp,                      SEE EXHIBIT-B5                         $0.00
    coin, record, tape, compact disc and
    other collections or collectibles.

6.  Wearing apparel.                                                  X          NONE                                   $0.00

7.  Furs and jewelry.                                                 X          NONE
                                                                                                                        $0.00

8.  Firearms and sports, photographic and other hobby                 X          NONE                                   $0.00
    equipment.

9.  Interests in insurance policies. Name of insurance                X          NONE                                   $0.00
    company of each policy and itemize surrender or
    refund value of each.

10.  Annuities. Itemize and name each issuer.                         X          NONE                                   $0.00

11.  Interests in IRA, ERISA, Keogh, or other pension or profit       X          NONE                                   $0.00
     sharing plan.

12.  Stock and interest in incorporated and unincorporated            X          NONE                                   $0.00
     businesses.

                         UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF DELAWARE

In re: GREAT HAWAIIAN PROPERTIES CORPORATION             Case No: 01-10971 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                 DESCRIPTION AND LOCATION            NET BOOK
                                                                                 OF PROPERTY                         VALUE(*)
    TYPE OF PROPERTY                                                  NONE
13.  Interest in partnerships or joint ventures                       X          NONE                                     $0.00

14.  Government and corporate bonds and other negotiable              X          NONE                                     $0.00
      and non-negotiable instruments.

15.  Accounts receivable                                                         SEE EXHIBIT-B15                  $52,646,686.46

16.  Alimony, maintenance, support and property settlements          X          NONE                                     $0.00
     to which the debtor is or may be entitled.

17.  Other liquidated debts owing debtor including tax refunds.                 SEE EXHIBIT-B17                          $0.00

18.  Equitable future interests, life estates, and rights or          X          NONE                                     $0.00
     powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19.  Contingent and noncontigent interests in estate of a             X          NONE                                     $0.00
     decedent, death benefit plan, life insurance policy or
     trust

20.  Other contingent and unliquidated claims of every nature,                   SEE EXHIBIT-B20                     $22,060.00
     including tax refunds, counterclaims of the debtor and
     rights to setoff claims.

21.  Patents, copyrights and other intellectual property.             X          NONE                                     $0.00

22.  Licenses, franchises and other general intangibles.              X          NONE                                     $0.00

                         UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF DELAWARE

In re: GREAT HAWAIIAN PROPERTIES CORPORATION             Case No: 01-10971 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                 DESCRIPTION AND LOCATION            NET BOOK
                                                                                 OF PROPERTY                         VALUE(*)
    TYPE OF PROPERTY                                                  NONE
23.  Automobiles, trucks, trailers and other vehicles and             X          NONE                                     $0.00
     accessories.

24.  Boats, motors and accessories.                                   X          NONE                                     $0.00

25.  Aircraft and accessories.                                        X          NONE                                     $0.00

26.  Office equipment, furnishings and supplies.                                 SEE EXHIBIT-B26                      $6,320.81

27.  Machinery, fixtures, equipment and supplies used in                         SEE EXHIBIT-B27                    $102,193.56
     business.

28.  Inventory.                                                                  SEE EXHIBIT-B28                     $36,560.78

29.  Animals.                                                         X          NONE                                     $0.00

30.  Crop - growing or harvested.                                     X          NONE                                     $0.00

31.  Farm equipment and implements.                                   X          NONE                                     $0.00

32.  Farm supplies, chemicals and feed.                               X          NONE                                     $0.00

33.  Other personal property of any kind not already listed.                     SEE EXHIBIT-B33                    $198,731.59

                                                                 TOTAL:                                          $53,677,767.57

                         UNITED STATES BANKRUPTCY COURT                   1/4/02
                              DISTRICT OF DELAWARE                   Page 1 of 9

In re: GREAT HAWAIIAN PROPERTIES CORPORATION             Case No: 01-10971 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B2

ASSET ID          DESCRIPTION                                  LOCATION                                     NET BOOK  VALUE
83                AHC - HONOLULU DISBURSEMENTS                 BANK ONE                                                   $0.00
                  ACCOUNT NUMBER 552-0110649303                201 ST. CHARLES AVENUE
                                                               NEW ORLEANS, LA 70170

81                AHC - MAINLAND CREDIT CARDS                  BANK ONE                                                   $0.00
                  ACCOUNT NUMBER 552-0110521579                201 ST. CHARLES AVENUE
                                                               NEW ORLEANS, LA 70170

80                AHC - MAINLAND DISBURSEMENTS                 BANK ONE                                                    $0.00
                  ACCOUNT NUMBER 552-0110673395                201 ST. CHARLES AVENUE
                                                               NEW ORLEANS, LA 70170

79                AHC - MAINLAND PAYROLL                       BANK ONE                                             $277,161.89
                  ACCOUNT NUMBER 552-0110673387                201 ST. CHARLES PAYROLL

78                AHC - MASTER CASH                            BANK ONE                                             $388,052.48
                  ACCOUNT NUMBER 552-0110673360                201 ST. CHARLES AVENUE
                                                               NEW ORLEANS, LA 70170

82                AHC HONOLULU CREDIT CARDS                    BANK ONE                                                   $0.00
                  ACCOUNT NUMBER 552-0110572580                201 ST. CHARLES AVENUE
                                                               NEW ORLEANS, LA 70170

75                GREAT HAWAIIAN PROP. CORP. DBA AHC           GOLDMAN SACHS & CO.                                        $0.00
                  ACCOUNT NUMBER 020-33478-5                   4900 SEARS TOWER
                                                               CHICAGO, IL 60606

                                                       TOTAL                                                        $665,214.37

                         UNITED STATES BANKRUPTCY COURT                   1/4/02
                              DISTRICT OF DELAWARE                   Page 2 of 9

In re: GREAT HAWAIIAN PROPERTIES CORPORATION             Case No: 01-10971 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B5

ASSET ID          DESCRIPTION                                  LOCATION                                     NET BOOK  VALUE
543

                                                       TOTAL                                                              $0.00

Amounts are included in B26 and B27.

                         UNITED STATES BANKRUPTCY COURT                   1/4/02
                              DISTRICT OF DELAWARE                   Page 3 of 9

In re: GREAT HAWAIIAN PROPERTIES CORPORATION             Case No: 01-10971 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B15

ASSET ID          DESCRIPTION                                  LOCATION                                     NET BOOK  VALUE
421               INTERCOMPANY RECEIVABLES                     AMCV CRUISE OPERATIONS, INC.                      $6,036,818.71

422               INTERCOMPANY RECEIVABLES                     AMERICAN CLASSIC VOYAGES CO.                      $24,673,146.18

423               INTERCOMPANY RECEIVABLES                     AMERICAN HAWAIIAN PROPERTIES CORPORATION              $79,053.76

424               INTERCOMPANY RECEIVABLES                     GREAT AQ STEAMBOAT, LLC                               $22,591.38

425               INTERCOMPANY RECEIVABLES                     GREAT HAWAIIAN CRUISE LINE, INC.                  $20,911,336.61

426               INTERCOMPANY RECEIVABLES                     GREAT OCEAN CRUISE LINE, LLC                          $34,964.32

427               INTERCOMPANY RECEIVABLES                     GREAT PACIFIC NW CRUISE LINE, LLC                     $66,513.26

428               INTERCOMPANY RECEIVABLES                     GREAT RIVER CRUISE LINE, LLC                          $41,555.00

429               INTERCOMPANY RECEIVABLES                     OCEAN DEVELOPMENT CO.                                $780,707.24

                                                       TOTAL                                                     $52,646,686.46

                         UNITED STATES BANKRUPTCY COURT                   1/4/02
                              DISTRICT OF DELAWARE                   Page 4 of 9

In re: GREAT HAWAIIAN PROPERTIES CORPORATION             Case No: 01-10971 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B17

ASSET ID          DESCRIPTION                                  LOCATION                                     NET BOOK  VALUE
563

                                                       TOTAL                                                              $0.00

Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT                   1/4/02
                              DISTRICT OF DELAWARE                   Page 5 of 9

In re: GREAT HAWAIIAN PROPERTIES CORPORATION             Case No: 01-10971 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B20

ASSET ID          DESCRIPTION                                  LOCATION                                     NET BOOK  VALUE
260               TAX REFUND LOUISIANA                         GREAT HAWAIIAN PROPERTIES CORPORATION                 $22,060.00
                                                       TOTAL                                                         $22,060.00

Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT                   1/4/02
                              DISTRICT OF DELAWARE                   Page 6 of 9

In re: GREAT HAWAIIAN PROPERTIES CORPORATION             Case No: 01-10971 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B26

ASSET ID          DESCRIPTION                                  LOCATION                                     NET BOOK  VALUE
                  FURNITURE & FIXTURES                         700 BISHOP STREET, SUITE 800                           $6,320.81
                                                               HONOLULU, HI 96813

                                                       TOTAL                                                          $6,320.81

                         UNITED STATES BANKRUPTCY COURT                   1/4/02
                              DISTRICT OF DELAWARE                   Page 7 of 9

In re: GREAT HAWAIIAN PROPERTIES CORPORATION             Case No: 01-10971 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B27

ASSET ID          DESCRIPTION                                  LOCATION                                     NET BOOK  VALUE
40                COMPUTER HARDWARE                            700 BISHOP STREET, SUITE 800                         $102,193.56
                                                               HONOLULU, HI 96813

                                                       TOTAL                                                        $102,193.56

                         UNITED STATES BANKRUPTCY COURT                   1/4/02
                              DISTRICT OF DELAWARE                   Page 8 of 9

In re: GREAT HAWAIIAN PROPERTIES CORPORATION             Case No: 01-10971 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B28

ASSET ID          DESCRIPTION                                  LOCATION                                     NET BOOK  VALUE
470               INVENTORY:                                   GREAT HAWAII PROPERTIES                               $36,560.78
                  BEVERAGE, HOTEL SUPPLY

                                                       TOTAL                                                         $36,560.78

Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                         UNITED STATES BANKRUPTCY COURT                   1/4/02
                              DISTRICT OF DELAWARE                   Page 9 of 9

In re: GREAT HAWAIIAN PROPERTIES CORPORATION             Case No: 01-10971 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B33

ASSET ID          DESCRIPTION                                  LOCATION                                     NET BOOK  VALUE
38                LEASEHOLD IMPROVEMENTS                       700 BISHOP STREET, SUITE 800                         $197,122.59
                                                               HONOLULU, HI 96813

525               PRE-PAID EXPENSE                             ROBIN STREET WHARF                                     $1,609.00
                                                               1380 PORT OF NEW ORLEANS PLACE
                                                               NEW ORLEANS, LA  70130-1890

                                                       TOTAL                                                        $198,731.59

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

[X] Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

            SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority, should be listed on this schedule. In the boxes provided on the attached sheets, state the name and mailing address, including zip code, and account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether husband, wife, both of them or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint or Community."

If the claim is contingent, place an "X" in the column labled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of claims listed on each sheet in the box labeled "Subtotal" on each sheet. Report the total of all claims listed on this Schedule E in the box labeled "Total" on the last sheet of the complete schedule. Repeat this total also on the Summary of Schedules.

[ ] Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets)

         Extensions of Credit in an Involuntary Case

[ ] Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before earlier of the appointment of a trustee or the order for relief. 11 U.S.C ss. 507(a)(2).

         Wages, Salaries, and Commissions

[ ] Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $4,650 per person, earned within 90 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C ss. 507(a)(3).

         Contributions to Employee Benefit Plans

[ ] Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. ss. 507(a)(4).

         Certain Farmers and Fishermen

[ ] Claims of certain farmers and fishermen, up to $4,650 per farmer or fisherman, against the debtor, as provided in 11 U.S.C ss. 507(a)(5).

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

         Deposits by Individuals

[ ] Claims of individuals up to $2,100 for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11
         U.S.C.ss.507(a)(6).

       Alimony, Maintenance, or Support

[ ] Claims of a spouse, former spouse, or child of the debtor for alimony, maintenance, or support, to the extent provided in 11 U.S.C ss. 507(a)(7) on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint or Community."

         Taxes and Certain Other Debts Owed to Government Units

[X] Taxes, customs, duties, and penalties owing to federal, state and local governmental units as set forth in 11 U.S.Css.507(a)(8).

         Commitments to Maintain the Capital of an Insured Depository
         Institution

[ ] Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. ss. 507(a)(9).

         The amount of 2001 pre-petition property taxes is unknown at this time. The debtor is awaiting receipt of assessments from the various jurisditions.

         Amounts listed may include employee-related claims which were paid after the petition date in the ordinary course of business.

                                  See Attached

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES
AUGUSTA BOARD OF EDUCATION   10/19/2001                             X      X      X
307 BRACKEN STREET
AUGUSTA  KY  41002
Creditor: 21316 - 03

                                                                                                        Unliquidated   UNKNOWN
BUREAU OF TAXATION           10/19/2001                             X      X      X
SALES TAX SECTION
AUGUSTA  MA  04332-1065
Creditor: 21387 - 03

                                                                                                        Unliquidated   UNKNOWN
BUREAU OF TOBACCO AND
FIREARMS                     10/19/2001                             X      X      X
FLOOR STOCKS TAX
P.O. BOX 371951
PITTSBURGH  PA  15251-7951
Creditor: 21423 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF DOVER                10/19/2001                             X      X      X
CITY TAX COLLECTOR
ATTN: JAMES SCURLOCK
P.O. BOX 447
DOVER  TN  37058
Creditor: 21439 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY TREASURER               10/19/2001                             X      X      X
ATTN: CARL LEVI
102 CITY HALL
CHATTANOOGA  TN  37402-4284
Creditor: 21433 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF ASHLAND              10/19/2001                             X      X      X
ATTN: PSC TAX
P.O. BOX 1839
ASHLAND  KY  41105-1839
Creditor: 21315 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF AUGUSTA              10/19/2001                             X      X      X
BOX 85
AUGUSTA  KY  41002
Creditor: 21317 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF BELLEVUE             10/19/2001                            X       X      X
616 POPLAR
BELLEVUE  KY  41073
Creditor: 21320 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF BROMLEY              10/19/2001                            X       X      X
226 BOONE STREET
BROMLEY  KY  41016
Creditor: 21322 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and          Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address              before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                         Unliquidated                                Priority

                             If claim is subject to                               Disputed
                             setoff, so state.
                                                                                             Co-
                                                                                             Debt
                             Date                Amount

Sub Schedule                 TAXING AUTHORITIES

CITY OF CALIFORNIA           10/19/2001                             X      X      X
P.O. BOX 25
CALIFORNIA  KY  41007
Creditor: 21326 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF CARROLLTON           10/19/2001                             X      X      X
P.O. BOX 156
750 CLAY STREET
CARROLLTON  KY  41008
Creditor: 21328 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF CATLETTSBURG         10/19/2001                             X      X      X
P.O. BOX 533
CATLETTSBURG  KY  41129
Creditor: 21329 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF CLARKSVILLE          10/19/2001                             X      X      X
TAX COLLECTOR
P.O. BOX 928
CLARKSVILLE  TN  37041-0928
Creditor: 21436 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF CLOVERPORT           10/19/2001                             X      X      X
227 WEST MAIN
CLOVERPORT  KY  40111
Creditor: 21332 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF COVINGTON            10/19/2001                             X      X      X
638 MADISON AVENUE
COVINGTON  KY  41011
Creditor: 21333 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF DAYTON               10/19/2001                             X      X      X
514 6TH AVENUE
DAYTON  KY  41074
Creditor: 21335 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF EDDYVILLE            10/19/2001                             X      X      X
P.O. BOX 744
EDDYVILLE  KY  42038
Creditor: 21336 - 03

                                                                                                        Unliquidated   UNKNOWN
CITY OF FORT THOMAS          10/19/2001                             X      X      X
130 N. FT. THOMAS AVENUE
FORT THOMAS  KY  41075
Creditor: 21340 - 03

                                                                                                        Unliquidated   UNKNOWN

                                                                                                               $0.00     $0.00

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES

CITY OF GHENT                  10/19/2001                             X      X      X
P.O. BOX 333
GHENT  KY  41045
Creditor: 21344 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF HAWESVILLE             10/19/2001                             X      X      X
P.O. BOX 157
HAWESVILLE  KY  42348
Creditor: 21347 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF HENDERSON              10/19/2001                             X      X      X
P.O. BOX 716
HENDERSON  KY  42419
Creditor: 21349 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF KUTTAWA                10/19/2001                             X      X      X
P.O. BOX 400
KUTTAWA  KY  42055
Creditor: 21352 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF LEWISPORT              10/19/2001                             X      X      X
P.O. BOX 22
LEWISPORT  KY  42351
Creditor: 21354 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF LOUISVILLE
TREASURER                      10/19/2001                             X      X      X
611 W. JEFFERSON STREET
LOUISVILLE  KY  40202-2763
Creditor: 21355 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF LUDLOW                 10/19/2001                             X      X      X
P.O. BOX 16188
LUDLOW  KY  41016
Creditor: 21357 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF MAYSVILLE              10/19/2001                             X      X      X
216 BRIDGE STREET
MAYSVILLE  KY  41056
Creditor: 21359 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF MELBOURNE              10/19/2001                             X      X      X
502 GARFIELD AVENUE
MELBOURNE  KY  41059
Creditor: 21361 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                                                                                 $0.00     $0.00

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES

CITY OF MEMPHIS TREASURER      10/19/2001                             X      X      X
125 N. MAIN ROOM 375
MEMPHIS  TN  38103-2080
Creditor: 21446 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF MENTOR                 10/19/2001                             X      X      X
CITY CLERK
P.O. BOX 3
MENTOR  KY  41007
Creditor: 21362 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF MILTON                 10/19/2001                             X      X      X
10179 HIGHWAY 421 N.
MILTON  KY  40045
Creditor: 21363 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF NEW ORLEANS            10/19/2001                             X      X      X
DEPARTMENT OF FINANCE
BUREAU OF REVENUE
P.O. BOX 61840
NEW ORLEANS  LA  70161-1840
Creditor: 21385 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF NEWPORT                10/19/2001                             X      X      X
FINANCE DEPARTMENT
998 MONMOUTH STREET
NEWPORT  KY  41071-2184
Creditor: 21365 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF OWENSBORO              10/19/2001                             X      X      X
101 EAST 4TH STREET
OWENSBORO  KY  42303
Creditor: 21367 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF PADUCAH                10/19/2001                             X      X      X
FINANCE OFFICE
P.O. BOX 2697
PADUCAH  KY  42002-2697
Creditor: 21369 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF RUSSELL                10/19/2001                             X      X      X
P.O. BOX 394
RUSSELL  KY  41169
Creditor: 21371 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF SILVER GROVE           10/19/2001                             X      X      X
308 OAK STREET
P.O. BOX 417
SILVER GROVE  KY  41085
Creditor: 21372 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                                                                                 $0.00     $0.00

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES

CITY OF SMITHLAND              10/19/2001                             X      X      X
P.O. BOX 287
SMITHLAND  KY  42081
Creditor: 21373 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF WARSAW                 10/19/2001                             X      X      X
CITY CLERK
101 WEST MARKET STREET
P.O. BOX 785
WARSAW  KY  41095
Creditor: 21376 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF WEST POINT             10/19/2001                             X      X      X
509 ELM STREET
WEST POINT  KY  40177
Creditor: 21378 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF WICKLIFFE KENTUCKY     10/19/2001                             X      X      X
TAX COLLECTOR
P.O. BOX 175
WICKLIFFE  KY  42087
Creditor: 21379 - 03

                                                                                                          Unliquidated   UNKNOWN
CITY OF WURTLAND               10/19/2001                             X      X      X
CITY CLERK/TREASURER
500 WURTLAND AVENUE
WURTLAND  KY  41144
Creditor: 21381 - 03

                                                                                                          Unliquidated   UNKNOWN
COMPTROLLER OF PUBLIC
ACCOUNTS                       10/19/2001                             X      X      X
111 E 17TH STREET
AUSTIN  TN  78774
Creditor: 21457 - 03

                                                                                                          Unliquidated   UNKNOWN
COMPTROLLER OF PUBLIC
ACCOUNTS                       10/19/2001                             X      X      X
111 E 17TH STREET
AUSTIN  TN  78774-0100
Creditor: 21458 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF BALLARD              10/19/2001                             X      X      X
SHERIFF TODD COOPER
P.O. BOX 565
WICKLIFFE  KY  42087
Creditor: 21380 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF BENTON TRUSTEE       10/19/2001                             X      X      X
ATTN: SHERRY BEASLEY
1 EAST COURT SQUARE
ROOM 103
CAMDEN  TN  38320
Creditor: 21431 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                                                                                 $0.00     $0.00

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES

COUNTY OF BOYD                 10/19/2001                             X      X      X
SHERIFF - PHILIP STURGILL
P.O. BOX 536
CATLETTSBURG  KY  41129
Creditor: 21330 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF BRACKEN SHERIFF      10/19/2001                             X      X      X
ATTN: MIKE NELSON
P.O. BOX 186
BROOKSVILLE  KY  41004
Creditor: 21323 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF BRECKINRIDGE         10/19/2001                             X      X      X
BOBBY KENNEDY, SHERIFF
P.O. BOX 127
HARDINSBURG  KY  40143
Creditor: 21346 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF CAMPBELL             10/19/2001                             X      X      X
JOHN DUNN, SHERIFF
CAMPBELL COUNTY COURTHOUSE
4TH  & YORK STREETS
NEWPORT  KY  41071
Creditor: 21366 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF CARLISLE             10/19/2001                             X      X      X
ATTN: STEVE MCCHRISTIAN
P.O. BOX 487
BARDWELL  KY  42023
Creditor: 21318 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF CARROLL SHERIFF      10/19/2001                             X      X      X
ATTN: CHARLES MAIDEN JR.
440 MAIN STREET
CARROLLTON  KY  41008
Creditor: 21327 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF CHEATHAM             10/19/2001                             X      X      X
DOT JONES, TRUSTEE
P.O. BOX 56
ASHLAND  TN  37015
Creditor: 21430 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF CRITTENDEN           10/19/2001                             X      X      X
WAYNE AGENT, SHERIFF
107 SOUTH MAIN STREET
MARION  KY  42064
Creditor: 21358 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF DAVIESS SHERIFF      10/19/2001                             X      X      X
212 ST ANN STREET
OWENSBORO  KY  42303-4146
Creditor: 21368 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                                                                                 $0.00     $0.00

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES

COUNTY OF DECATUR TRUSTEE      10/19/2001                             X      X      X
ATTN: JANIS WRIGHT
BOX 488 COURTHOUSE
DECATURVILLE  TN  38329
Creditor: 21438 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF DICKSON TRUSTEE      10/19/2001                             X      X      X
ATTN: LINDA FRAZIER
P.O. BOX 246
CHARLOTTE  TN  37036
Creditor: 21432 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF DYER  TRUSTEE        10/19/2001                             X      X      X
ATTN: JUDY PATTON
COURTHOUSE P.O. BOX 1360
DYERSBURG  TN  38024
Creditor: 21441 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF FULTON               10/19/2001                             X      X      X
ATTN: ROBERT HOPPER, SHERIFF
P.O. BOX 7
HICKMAN  KY  42050
Creditor: 21351 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF GALLATIN             10/19/2001                             X      X      X
ATTN: CLIFFORD HIGGINS
P.O. BOX 1025
WARSAW  KY  41095
Creditor: 21377 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF GREENUP              10/19/2001                             X      X      X
ATTN: KEITH COOPER
P.O. BOX 318
GREENUP  KY  41144
Creditor: 21345 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF HAMILTON TRUSTEE     10/19/2001                             X      X      X
ATTN: W.R. NOBLES
ROOM 210 COURTHOUSE
CHATTANOOGA  TN  37402
Creditor: 21434 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF HANCOCK              10/19/2001                             X      X      X
ATTN: RALPH DALE BOZARTH
P.O. BOX 427
HAWESVILLE  KY  42348
Creditor: 21348 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF HARDIN SHERIFF       10/19/2001                             X      X      X
100 PUBLIC SQUARE
ETOWN  KY  42701
Creditor: 21338 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                                                                                 $0.00     $0.00

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES

COUNTY OF HARDIN TRUSTEE       10/19/2001                             X      X      X
ATTN: LINDA MCCASLAND
601 MAIN STREET
SAVANNAH  TN  38372
Creditor: 21452 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF HENDERSON SHERIFF    10/19/2001                             X      X      X
COURTHOUSE
HENDERSON  KY  42420
Creditor: 21350 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF HENRY TRUSTEE        10/19/2001                             X      X      X
ATTN: JUDY MCCLANAHAN
P.O. BOX 776
PARIS  TN  38242
Creditor: 21450 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF HICKMAN              10/19/2001                             X      X      X
ATTN: J.W. MORAN
COURTHOUSE
CLINTON  KY  42031
Creditor: 21331 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF HOUSTON TRUSTEE      10/19/2001                             X      X      X
ATTN: ANNETTE BAGGETT
P.O. BOX 210
ERIN  TN  37061
Creditor: 21442 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF HUMPHREYS TRUSTEE    10/19/2001                             X      X      X
ATTN: WANDA ADKINS
P.O. BOX 641
WAVERLY  TN  37185
Creditor: 21455 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF JEFFERSON            10/19/2001                             X      X      X
SHERIFF'S OFFICE
P.O. BOX 70300
LOUISVILLE  KY  40270-0300
Creditor: 21356 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF KENTON SHERIFF       10/19/2001                             X      X      X
P.O. BOX 632
COVINGTON  KY  41012
Creditor: 21334 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF LAKE TRUSTEE         10/19/2001                             X      X      X
ATTN: TAMMIE HOPPER
229 CHURCH STREET
BOX 9
TIPTONVILLE  TN  38079
Creditor: 21454 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                                                                                  $0.00    $0.00

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES

COUNTY OF LAUDERDALE TRUSTEE   10/19/2001                             X      X      X
ATTN: PAUL MEADOWS
COURTHOUSE
RIPLEY  TN  38063
Creditor: 21451 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF LEWIS                10/19/2001                             X      X      X
ATTN: WILLIAM LEWIS
LEWIS COUNTY COURTHOUSE
VANCEBURG  KY  41179
Creditor: 21375 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF LIVINGSTON           10/19/2001                             X      X      X
ATTN: TOMMY WILLIAMS
P.O. BOX 340
SMITHLAND  KY  42081
Creditor: 21374 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF LYON                 10/19/2001                             X      X      X
ATTN: KENT MURPHY
P.O. BOX 126
EDDYVILLE  KY  42038
Creditor: 21337 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF MARION TRUSTEE       10/19/2001                             X      X      X
ATTN: DAVID KIRK
P.O. BOX 789
JASPER  TN  37347
Creditor: 21443 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF MCCRACKEN            10/19/2001                             X      X      X
FRANK AUGUSTUS, SHERIFF
MCCRACKEN COUNTY COURTHOUSE
PADUCAH  KY  42003
Creditor: 21370 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF MEADE                10/19/2001                             X      X      X
JOSEPH GREER, SHERIFF
516 FAIRWAY DRIVE
BRADENBURG  KY  40108
Creditor: 21321 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF MONTGOMERY TRUSTEE   10/19/2001                             X      X      X
ATTN: CAROLYN BOWERS
P.O. BOX 1005
CLARKSVILLE  TN  37041
Creditor: 21435 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF NASHVILLE &
DAVIDSON                       10/19/2001                             X      X      X
CHARLIE CARDWELL,
METROPOLITAN TTEE
800 SECOND AVENUE NORTH
SUITE 2
NASHVILLE  TN  37201
Creditor: 21447 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                                                                                 $0.00     $0.00

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES

COUNTY OF OLDHAM               10/19/2001                             X      X      X
ATTN: STEVE SPARROW
100 WEST JEFFERSON STREET
LA GRANGE  KY  40031
Creditor: 21353 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF SHELBY TRUSTEE       10/19/2001                             X      X      X
ATTN: BOB PATTERSON
P.O. BOX 2751
MEMPHIS  TN  38101-2751
Creditor: 21445 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF STEWART TRUSTEE      10/19/2001                             X      X      X
ATTN:  WILBY WILLIAMS
P.O. BOX 618
DOVER  TN  37058
Creditor: 21440 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF TIPTON TRUSTEE       10/19/2001                             X      X      X
ATTN: LAURA MAX RACINE
P.O. BOX 487
COVINGTON  TN  38019
Creditor: 21437 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF TRIGG                10/19/2001                             X      X      X
ATTN: RANDY CLARK
P.O. BOX 1609
CADIZ  KY  42211-1609
Creditor: 21325 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF TRIMBLE SHERIFF      10/19/2001                             X      X      X
P.O. BOX 56
BEDFORD  KY  40006
Creditor: 21319 - 03

                                                                                                          Unliquidated   UNKNOWN
COUNTY OF WAYNE TRUSTEE        10/19/2001                             X      X      X
ATTN: JANICE SMITH
P.O. BOX 338
WAYNESBORO  TN  38485
Creditor: 21456 - 03

                                                                                                          Unliquidated   UNKNOWN
DEPARTMENT OF FINANCE &
ADMIN                          10/19/2001                             X      X      X
CORPORATE INCOME TAX
SECTION
P.O. BOX 919
LITTLE ROCK  AR  72203-0919
Creditor: 21285 - 03

                                                                                                          Unliquidated   UNKNOWN
DEPARTMENT OF REVENUE          10/19/2001                             X      X      X
P.O. BOX 3000
JEFFERSON CITY  MI  65105-3000
Creditor: 21401 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                                                                                 $0.00     $0.00

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES
DEPARTMENT OF THE TREASURY     10/19/2001                                           X
INTERNAL REVENUE SERVICE
MEMPHIS TN 37501
Creditor: 126862 - 03

                                                                                                          $10,900.00       $0.00
DUNCAN, GEORGE                 10/19/2001                             X      X      X
PERRY COUNTY COURTHOUSE
P.O. BOX 910
LINDEN  TN  37096
Creditor: 21444 - 03

                                                                                                          Unliquidated   UNKNOWN
FLORIDA DEPARTMENT OF
REVENUE                        10/19/2001                             X      X      X
5050 W TENNESSEE STREET
TALLAHASSEE  FL  32399-0100
Creditor: 21296 - 03

                                                                                                          Unliquidated   UNKNOWN
FRANCHISE TAX BOARD            10/19/2001                             X      X      X
P.O. BOX 942857
SACRAMENTO  CA  94257-0501
Creditor: 21288 - 03

                                                                                                          Unliquidated   UNKNOWN
GIRTEN, JAMES                  10/19/2001                             X      X      X
SHERIFF UNION
P.O. BOX 30
MORGANFIELD  KY  42437
Creditor: 21364 - 03

                                                                                                          Unliquidated   UNKNOWN
HORWOOD, MARCUS & BERK         10/19/2001                             X      X      X
180 NORTH LASALLE STREET
SUITE 3700
CHICAGO  IL  60601
Creditor: 21302 - 03

                                                                                                          Unliquidated   UNKNOWN
INTERNAL REVENUE SERVICE
CENTER                         10/19/2001                             X      X      X
ATTN: REVENUE OFF.
ATLANTA  GA  39901-0012
Creditor: 21298 - 03

                                                                                                          Unliquidated   UNKNOWN
INTERNAL REVENUE SERVICE
CENTER                         10/19/2001                             X      X      X
ATTN: REVENUE OFFICER
CINCINNATI  OH  45999-0009
Creditor: 21413 - 03

                                                                                                          Unliquidated   UNKNOWN
KENTUCKY REVENUE CABINET       10/19/2001                             X      X      X
ATTN: TREASURER
FRANKFORT  KY  40620-0003
Creditor: 21343 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                                                                                 $0.00     $0.00

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES
KENTUCKY REVENUE CABINET       10/19/2001                             X      X      X
ATTN: TREASURER
FRANKFORT  KY  40620
Creditor: 21342 - 03

                                                                                                          Unliquidated   UNKNOWN
KENTUCKY REVENUE CABINET       10/19/2001                             X      X      X
DEPARTMENT OF PROPERTY
VALUATION
200 FAIR OAKS LANE -
4TH FLOOR
STATION 32
FRANKFORT  KY  40620
Creditor: 21341 - 03

                                                                                                          Unliquidated   UNKNOWN

MAYSVILLE/MASON                10/19/2001                             X      X      X
ATTN: TONY WENZ, SHERIFF
COURTHOUSE
MAYSVILLE  KY  41056
Creditor: 21360 - 03

                                                                                                          Unliquidated   UNKNOWN
MAZZEFFI & COMPANY             10/19/2001                             X      X      X
1435 SOUTH ROSELLE ROAD
SCHAUMBURG  IL  60193-4914
Creditor: 21304 - 03

                                                                                                          Unliquidated   UNKNOWN
MCCARTHY TETRAULT LLP          10/19/2001                             X      X     X
BOX 48, SUITE 4700
TORONTO DOMINION BANK TOWER
TORONTO  ON  M5K 1E6  CANADA
Creditor: 21289 - 03

                                                                                                          Unliquidated   UNKNOWN
MIAMI-DADE PROPERTY
APPRAISER                      10/19/2001                             X      X      X
111 NW 1 STREET
SUITE 710
MIAMI  FL  33128-1984
Creditor: 21293 - 03

                                                                                                          Unliquidated   UNKNOWN
MINNESOTA PARTNERSHIP TAX      10/19/2001                             X      X      X
MAIL STATION 1760
ST. PAUL  MI  55145-1760
Creditor: 21397 - 03

                                                                                                          Unliquidated   UNKNOWN
OFFICE OF REVENUE              10/19/2001                             X      X      X
P.O. BOX 23050
JACKSON  MI  39225-3050
Creditor: 21400 - 03

                                                                                                          Unliquidated   UNKNOWN
OFFICE OF REVENUE              10/19/2001                             X      X      X
P.O. BOX 23050
JACKSON  MI  39215-1033
Creditor: 21399 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                                                                                 $0.00     $0.00

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES
PARISH OF ORLEANS              10/19/2001                             X      X      X
1ST MUNICIPAL DISTRICT
ATTN: PATRICIA JOHNSON
4E01 CITY HALL - CIVIC
CENTER
1300 PERDIDO STREET
NEW ORLEANS  LA  70112
Creditor: 21386 - 03
                                                                                                          Unliquidated   UNKNOWN
PENDLETON                      10/19/2001                             X      X      X
ATTN: LARK O'HARA
COURTHOUSE SQUARE
FALMOUTH  KY  41040
Creditor: 21339 - 03

                                                                                                          Unliquidated   UNKNOWN
PWBA                           10/19/2001                             X      X     X
P.O. BOX 7043
LAWRENCE  KS  66044-7043
Creditor: 21314 - 03

                                                                                                          Unliquidated   UNKNOWN
ROUSE, MARILYN                 10/19/2001                             X      X      X
BOONE COUNTY SHERIFF
P.O. BOX 198
BURLINGTON  KY  41005
Creditor: 21324 - 03

                                                                                                          Unliquidated   UNKNOWN
SALES & USE TAX                10/19/2001                             X      X      X
P.O. BOX 999
TRENTON  NJ  08646-0999
Creditor: 21405 - 03

                                                                                                          Unliquidated   UNKNOWN
SALES AND USE TAX SECTION      10/19/2001                             X      X      X
P.O. BOX 1272
LITTLE ROCK  AR  72203
Creditor: 21286 - 03

                                                                                                          Unliquidated   UNKNOWN
SECRETARY OF REVENUE           10/19/2001                             X      X      X
P.O. BOX 91011
BATON ROUGE  LA  70821-9011
Creditor: 21384 - 03

                                                                                                          Unliquidated   UNKNOWN
SMITH, MARTHA CLERK &
MASTER                         10/19/2001                             X      X      X
HARDIN COUNTY COURTHOUSE
SECOND FLOOR
SAVANNAH  TN  38372
Creditor: 21453 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE INCOME TAX               10/19/2001                             X      X      X
P.O. BOX 8026
LITTLE ROCK  AR  72203-8026
Creditor: 21287 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                                                                                 $0.00     $0.00

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES
STATE OF ALABAMA               10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
SALES, USE & BUSINESS TAX
DIVISION
P.O. BOX 327710
MONTGOMERY  AL  36132-7710
Creditor: 21284 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF ALABAMA               10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
INDIVIDUAL AND CORP TAX
DIVISION
P.O. BOX 327441
MONTGOMERY  AL  36132-7441
Creditor: 21283 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF ALABAMA               10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
INDIVIDUAL AND CORP TAX
DIVISION
CORPORATE TAX SECTION
P.O. BOX 327430
MONTGOMERY  AL  36132-7430
Creditor: 21282 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF CONNECTICUT           10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
SERVICES
P.O. BOX 2974
HARTFORD  CT  06104-2974
Creditor: 21292 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF CONNECTICUT           10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
SERVICES
25 SIGOURNEY STREET
P.O. BOX 2970
HARTFORD  CT  06104-2970
Creditor: 21291 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF CONNECTICUT           10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
SERVICES
P.O. BOX 2935
HARTFORD  CT  06104-2935
Creditor: 21290 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF FLORIDA               10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
5050 W TENNESSEE STREET
TALLAHASSEE  FL  32399-0135
Creditor: 21297 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF FLORIDA               10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
5050 W TENNESSEE STREET
TALLAHASSEE  FL  32399-0125
Creditor: 21295 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF FLORIDA
COMPTROLLER                    10/19/2001                             X      X      X
101 E. GAINES STREET
3RD FLOOR
TALLAHASSEE  FL  32399-0350
Creditor: 21294 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                                                                                 $0.00     $0.00


In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES
STATE OF HAWAII TAX
COLLECTOR                      10/19/2001                             X      X      X
HAWAII DEPARTMENT OF
TAXATION
OAHU DISTRICT OFFICE
P.O. BOX 1425
HONOLULU  HI  96806-1425
Creditor: 21299 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF HAWAII TAX
COLLECTOR                      10/19/2001                             X      X      X
HAWAII DEPARTMENT OF
TAXATION
OAHU DISTRICT OFFICE
P.O. BOX 3559
HONOLULU  HI  96811-3559
Creditor: 21301 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF HAWAII TAX
COLLECTOR                      10/19/2001                             X      X      X
HAWAII DEPARTMENT OF
TAXATION
OAHU DISTRICT OFFICE
P.O. BOX 1530
HONOLULU  HI  96806-1530
Creditor: 21300 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF ILLINOIS              10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
RETAILER'S OCCUPATION TAX
SPRINGFIELD  IL  62776-0001
Creditor: 21307 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF ILLINOIS              10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 19031
SPRINGFIELD  IL  62794-9031
Creditor: 21306 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF ILLINOIS              10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 19008
SPRINGFIELD  IL  62794-9008
Creditor: 21305 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF ILLINOIS              10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 6994
CHICAGO  IL  60680-6994
Creditor: 21303 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF INDIANA               10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
100 NORTH SENATE AVENUE
INDIANAPOLIS  IN  46204
Creditor: 21310 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF INDIANA               10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 7231
INDIANAPOLIS  IN  46207-7231
Creditor: 21309 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                                                                                 $0.00     $0.00


In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES
STATE OF INDIANA               10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
100 NORTH SENATE AVENUE
INDIANAPOLIS  IN  46204-2253
Creditor: 21308 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF IOWA                  10/19/2001                             X      X      X
DEPT OF REVENUE AND
FINANCE
INCOME TAX RETURN
PROCESSING
HOOVER STATE OFFICE
BUILDING
DES MOINES  IA  50319-0120
Creditor: 21312 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF IOWA                  10/19/2001                             X      X      X
DEPT OF REVENUE AND
FINANCE
CORP TAX RETURN PROCESSING
P.O. BOX 10468
DES MOINES  IA  50306-0468
Creditor: 21311 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF IOWA TREASURER        10/19/2001                             X      X      X
SALES/USE TAX PROCESSING
P.O. BOX 10412
DES MOINES  IA  50306-0412
Creditor: 21313 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF LOUISIANA             10/19/2001                             X      X      X
DEPT OF REVENUE & TAXATION
UNCLAIMED PROPERTY SECTION
P.O. BOX 91010
BATON ROUGE  LA  70821-9010
Creditor: 21475 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF LOUISIANA             10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 3440
BATON ROUGE  LA  70821-3440
Creditor: 21383 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF LOUISIANA             10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 3138
BATON ROUGE  LA  70821-3138
Creditor: 21382 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF MAINE                 10/19/2001                             X      X      X
REVENUE SERVICES
24 STATE HOUSE STATION
AUGUSTA  MA  04333-0024
Creditor: 21388 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF MAINE                 10/19/2001                             X      X      X
REVENUE SERVICES
INCOME/ESTATE TAX DIVISION
P.O. BOX 1062
AUGUSTA  MA  04332-1062
Creditor: 21389 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                                                                                 $0.00     $0.00


In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES
STATE OF MARYLAND              10/19/2001                             X      X      X
COMPTROLLER OF THE TREASURY
110 CARROLL STREET
ANNAPOLIS  MA  21411-0001
Creditor: 21391 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF MARYLAND
COMPTROLLER                    10/19/2001                             X     X      X
REVENUE ADMINISTRATION
DIVISION
ANNAPOLIS  MA  21411-0001
Creditor: 21390 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF MASSACHUSETTS         10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 7039
BOSTON  MA  02204-7039
Creditor: 21394 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF MASSACHUSETTS         10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 7017
BOSTON  MA  02204
Creditor: 21393 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF MASSACHUSETTS         10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 7005
BOSTON  MA  02204
Creditor: 21392 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF MINNESOTA             10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 64622
ST. PAUL  MI  55164-0622
Creditor: 21396 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF MINNESOTA             10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
MAIL STATION 1250
ST. PAUL  MI  55145-1250
Creditor: 21395 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF MISSISSIPPI           10/19/2001                             X      X      X
TAX COMMISSION
P.O. BOX 960
JACKSON  MI  39205
Creditor: 21398 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF MISSOURI              10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 700
JEFFERSON CITY MI 65105-0700
Creditor: 21403 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                                                                                 $0.00     $0.00


In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES
STATE OF MISSOURI              10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
DIVISION OF TAXATION &
COLLECTION
P.O. BOX 840
JEFFERSON CITY MI 65105-0840
Creditor: 21402 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF NEW JERSEY            10/19/2001                             X      X      X
DIVISION OF TAXATION
REVENUE PROCESSING CENTER
P.O. BOX 666
TRENTON  NJ  08646-0666
Creditor: 21406 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF NEW JERSEY            10/19/2001                             X      X      X
DIVISION OF TAXATION
REVENUE PROCESSING CENTER
P.O. BOX 194
TRENTON  NJ  08647-0194
Creditor: 21404 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF NEW YORK              10/19/2001                             X      X      X
CORPORATION TAX
PROCESSING UNIT
P.O. BOX 1909
ALBANY  NY  12201-1909
Creditor: 21407 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF NEW YORK              10/19/2001                             X      X      X
SALES TAX PROCESSING
JAF BUILDING
P.O. BOX 1205
NEW YORK  NY  10116-1205
Creditor: 21409 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF NORTH CAROLINA        10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 25000
RALEIGH  NC  27640-0500
Creditor: 21412 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF NORTH CAROLINA        10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 25000
RALEIGH  NC  27640-0645
Creditor: 21411 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF NORTH CAROLINA        10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 25000
RALEIGH  NC  27640-0700
Creditor: 21410 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF OHIO TREASURER        10/19/2001                             X      X      X
P.O. BOX 181140
COLUMBUS  OH  43218-1140
Creditor: 21415 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                                                                                 $0.00     $0.00


In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES
STATE OF OHIO TREASURER        10/19/2001                             X      X      X
P.O. BOX 16561
COLUMBUS  OH  43216-6561
Creditor: 21414 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF OHIO TREASURER        10/19/2001                             X      X      X
P.O. BOX 27
COLUMBUS  OH  43266-0027
Creditor: 21416 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF OREGON                10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
PROPERTY TAX DIVISION
955 CENTER STREET NE
SALEM  OR  97301-2555
Creditor: 21419 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF OREGON                10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 14790
SALEM  OR  97309-0470
Creditor: 21418 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF OREGON                10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 14260
SALEM  OR  97309-5060
Creditor: 21417 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF PENNSYLVANIA          10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
DEPT. 280406
HARRISBURG  PA  17128-0406
Creditor: 21422 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF PENNSYLVANIA          10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
BUREAU OF INDIVIDUAL TAXES
DEPT. 280509
HARRISBURG  PA  17128-0509
Creditor: 21421 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF PENNSYLVANIA          10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
BUREAU OF CORPORATION TAXES
DEPT. 280427
HARRISBURG  PA  17128-0427
Creditor: 21420 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF RHODE ISLAND          10/19/2001                             X      X      X
DIVISION OF TAXATION
ONE CAPITOL HILL
PROVIDENCE  RI  02908-5801
Creditor: 21424 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                                                                                 $0.00     $0.00


In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES
STATE OF RHODE ISLAND          10/19/2001                             X      X      X
ONE CAPITOL HILL
STE 4
PROVIDENCE  RI  02908-5802
Creditor: 21425 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF RHODE ISLAND          10/19/2001                             X      X      X
TAX ADMINISTRATOR
ONE CAPITOL HILL
PROVIDENCE  RI  02908-5811
Creditor: 21426 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF SOUTH CAROLINA        10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
SALES TAX RETURN
COLUMBIA  SC  29214-0101
Creditor: 21429 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF SOUTH CAROLINA        10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
PARTNERSHIP RETURN
COLUMBIA  SC  29214-0008
Creditor: 21428 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF SOUTH CAROLINA        10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
CORPORATION RETURN
COLUMBIA  SC  29214-0100
Creditor: 21427 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF TENNESSEE             10/19/2001                             X      X      X
COMPTROLLER OF THE TREASURY
OFFICE OF STATE ASSESSED
PROPERTIES
500 DEADERICK STREET -
SUITE 500
NASHVILLE  TN  37243-0281
Creditor: 21448 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF TENNESSEE             10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
ANDREW JACKSON STATE
OFFICE BLDG
500 DEADERICK STREET
NASHVILLE  TN  37242
Creditor: 21449 - 03

                                                                                                          Unliquidated   UNKNOWN

STATE OF TEXAS                10/19/2001                                            X
OFFICE OF THE ATTORNEY
GENERAL
BANKRUPTCY & COLLECTIONS
DIV 008
PO BOX 12548
AUSTIN TX 78711-2548
Creditor: 127053 - 03

                                                                                                          $133,231.54   $133,231.54
STATE OF VIRGINIA              10/19/2001                             X      X      X
DEPARTMENT OF TAXATION
P.O. BOX 26626
RICHMOND  VI  23261-6626
Creditor: 21460 - 03

                                                                                                          Unliquidated  UNKNOWN
                                                                                                          $133,231.54   $133,231.54

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES
STATE OF VIRGINIA              10/19/2001                             X      X      X
DEPARTMENT OF TAXATION
P.O. BOX 1500
RICHMOND  VI  23218-1500
Creditor: 21459 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF WASHINGTON            10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 34054
SEATTLE  WA  95124-1054
Creditor: 21464 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF WASHINGTON            10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 47473
OLYMPIA  WA  98504-7473
Creditor: 21463 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF WASHINGTON            10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
SPECIAL PROGRAMS DIVISION
MISCELLANEOUS TAX SECTION
P.O. BOX 47477
OLYMPIA  WA  98504-7477
Creditor: 21462 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF WASHINGTON            10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
SPECIAL PROGRAMS DIVISION
COMMERCIAL VESSEL TAX
P.O. BOX 47477
OLYMPIA  WA  98504-7477
Creditor: 21461 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF WEST VIRGINIA         10/19/2001                             X      X      X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 1202
CHARLESTON  WV  25324-1202
Creditor: 21466 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF WEST VIRGINIA         10/19/2001                             X      X      X
 TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 3694
CHARLESTON  WV  25336-3694
Creditor: 21465 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF WEST VIRGINIA         10/19/2001                             X      X      X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 425
CHARLESTON  WV  25322-0425
Creditor: 21470 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF WEST VIRGINIA         10/19/2001                             X      X      X
TAX DEPARTMENT
P.O. BOX 1826
CHARLESTON  WV  25327-1826
Creditor: 21469 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                                                                                 $0.00     $0.00


In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

         SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

Creditor's Name and            Claim was incurred on or               Contingent                          Amount         Amount
Mailing Address                before the date listed below.                                              of Claim       Entitled to
Including Zip Code                                                           Unliquidated                                Priority

                               If claim is subject to                               Disputed
                               setoff, so state.
                                                                                               Co-
                                                                                               Debt
                               Date                Amount

Sub Schedule                   TAXING AUTHORITIES
STATE OF WEST VIRGINIA         10/19/2001                             X      X      X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 3694
CHARLESTON  WV  25336-3694
Creditor: 21468 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF WEST VIRGINIA         10/19/2001                             X      X      X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 1071
CHARLESTON  WV  25324-1071
Creditor: 21467 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF WISCONSIN             10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
BOX 93389
MILWAUKEE  WI  53293-0389
Creditor: 21474 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF WISCONSIN             10/19/2001                             X      X      X
DEPARTMENT OF REVENUE
P.O. BOX 8965
MADISON  WI  53708-8965
Creditor: 21473 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF WISCONSIN             10/19/2001                             X     X      X
DEPARTMENT OF REVENUE
P.O. BOX 8908
MADISON  WI  53708-8908
Creditor: 21472 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE OF WISCONSIN             10/19/2001                             X     X      X
DEPARTMENT OF REVENUE
P.O. BOX 59
MADISON  WI  53785-0001
Creditor: 21471 - 03

                                                                                                          Unliquidated   UNKNOWN
STATE PROCESSING CENTER        10/19/2001                             X      X      X
P.O. BOX 61000
ALBANY  NY  12261-0001
Creditor: 21408 - 03

                                                                                                          Unliquidated   UNKNOWN

             Total Sub Schedule:                                                                          $144,131.54   $133,231.54

               Total Schedule E:                                                                          $144,131.54   $133,231.54
                                                                                                          $0.00         $0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests.

State nature of debtor's interest in contract, i.e., "Purchaser," "Agent," etc. State whether debtor is the lessor or lessee of a lease.

Provide the names and complete mailing addresses of all other parties to each lease or contract described.

NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

LISTING A CONTRACT OR AGREEMENT ON THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH CONTRACT OR AGREEMENT IS AN EXECUTORY CONTRACT OR UNEXPIRED LEASE OR THAT SUCH CONTRACT OR AGREEMENT IS VALID OR ENFORCEABLE. ANY AND ALL OF THE DEBTOR'S RIGHTS, CLAIMS AND CAUSES OF ACTION WITH RESPECT TO THE CONTRACTS AND AGREEMENTS LISTED ON THIS SCHEDULE ARE HEREBY RESERVED AND PRESERVED.

OMISSION OF A CONTRACT OR AGREEMENT FROM THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH OMITTED CONTRACT OR AGREEMENT IS NOT AN EXECUTORY CONTRACT OR UNEXPIRED LEASE. THE DEBTOR'S RIGHTS UNDER THE BANKRUPTCY CODE WITH RESPECT TO ANY SUCH OMITTED CONTRACT OR AGREEMENT ARE NOT IMPAIRED BY THE OMISSION. THIS SCHEDULE MAY BE AMENDED AT ANY TIME TO ADD ANY OMITTED CONTRACT OR AGREEMENT.

                                  See Attached

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

              Schedule G- Executory Contracts and Unexpired Leases

          Name and Mailing                            Description of Contract or Lease and Nature of Debtor's Interest,
          Address of Other Parties to                 State Whether Lease is for Nonresidential Real Property. State
          Lease or Contract                           Contract Number of any Government Contract.

Sub Schedule                                                   MISCELLANEOUS CONTRACTS
GODWIN ADVERSTISING AGENCY INC                        ADVERTISING, PUBLIC RELATIONS AND
1 JACKSON PLACE STE 800                               MARKETING AGREEMENT
PO BOX 531
JACKSON  MS  39205-0531
Creditor: 7205

UNITED AIRLINES                                       AIR/SEA PASSENGER AGREEMENT
1501 MITTEL BLVD
WOOD DALE  IL  60191
Creditor: 126967

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT HAWAIIAN PROPERTIES CORPORATION         Case Number: 01-10971 (EIK)

                                   SCHEDULE H

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. In community property states, a married debtor not filing a joint case should report the name and address of the nondebtor spouse on this schedule. Include all names used by the nondebtor spouse during the six years immediately preceding the commencement of this case.

CREDITOR                                     CODEBTOR
NONE                                         NONE

Page 1 of 1